UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Western Alliance Bancorporation

(Name of Registrant as Specified in its Charter)

N/A

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WESTERN ALLIANCE BANCORPORATION
ONE E. WASHINGTON ST., SUITE 1400
PHOENIX, AZ 85004

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E40298-P06426

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WESTERN ALLIANCE BANCORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Bruce Beach	☐	☐	☐
1b. William S. Boyd	☐	☐	☐
1c. Howard N. Gould	☐	☐	☐
1d. Steven J. Hilton	☐	☐	☐
1e. Marianne Boyd Johnson	☐	☐	☐
1f. Robert P. Latta	☐	☐	☐
1g. Cary Mack	☐	☐	☐
1h. Todd Marshall	☐	☐	☐
1i. James E. Nave, D.V.M.	☐	☐	☐
1j. Michael Patriarca	☐	☐	☐
1k. Robert Gary Sarver	☐	☐	☐
1l. Donald D. Snyder	☐	☐	☐
1m. Sung Won Sohn, Ph.D.	☐	☐	☐
1n. Kenneth A. Vecchione	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. Approve, on a non-binding advisory basis, executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. Vote, on a non-binding advisory basis, on the frequency of executive compensation votes.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

	For	Against	Abstain
4. Ratify the appointment of RSM US LLP as the Company's independent auditor.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E40299-P06426 WESTERN ALLIANCE BANCORPORATION Annual Meeting of Stockholders June 12, 2018 11:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Dale Gibbons and Randall S. Theisen, or either of them, as proxies, with full power of substitution, to vote shares of common stock of WESTERN ALLIANCE BANCORPORATION (“WAL”) owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM MT June 12, 2018, at One E. Washington St., Suite 1400, Phoenix, AZ 85004, and any adjournment or postponement thereof (“Annual Meeting”), as specified on the reverse side of this proxy card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting. The undersigned also provides directions to Charles Schwab Trust Co., Trustee, to vote shares of common stock of WAL allocated to accounts of the undersigned under the WAL 401(K) Plan, and which are entitled to be voted, at the Annual Meeting, as specified on the reverse side of this proxy card. Where a vote is not specified: The proxies will vote all such shares owned of record as recommended by the Board of Directors on all proposals; and the Trustee will vote all such shares allocated to the WAL 401(K) Plan account of the undersigned on all proposals in the same manner and proportion as shares for which voting instructions are received. Continued and to be signed on reverse side